ELOC	6 Months Ended
Sep. 30, 2024
ELOC
ELOC

11. ELOC

On August 28, 2024, the Company entered into a $25 million equity line of credit (ELOC) agreement with White Lion Capital, LLC, which was declared effective by the U.S. Securities and Exchange Commission (SEC). This agreement allows the Company to sell up to $25 million in shares over a 24-month period, subject to specific conditions outlined in the Purchase Agreement.

As part of the consideration for entering into the ELOC, the Company issued 2,328 common shares to White Lion as a commitment fee. These shares were accounted for as share issuance costs in the Condensed Consolidated Interim Statement of Changes in Equity.

During the period the Company issued 187,600 common shares for total consideration of $1,891,030. Share issuance costs of $278,141 consisted of $187,500 (Refer Note 7, $93,750 not yet settled) share settled issuance costs and $90,641 cash settled share issuance costs.